UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2026

SANDRIDGE ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 E. Sheridan Ave., Suite 500

Oklahoma City, OK 73104

(Address of Principal Executive Offices)

(405) 429-5500

Registrant’s Telephone Number, Including Area Code

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2026, SandRidge Exploration and Production, LLC, a Delaware limited liability company (the “Purchaser”) and a wholly owned subsidiary of SandRidge Energy, Inc. (the “Company”), entered into a Purchase and Sale Agreement, dated June 26, 2026, by and among Rockies Resources Holdings LLC, a Delaware limited liability company, and Rockies Resources Agent Corp., a Delaware corporation, as agent for Rockies Resources Holdings LLC (each of the foregoing, a “Seller” and collectively, the “Sellers”) (the “Purchase Agreement”), providing for the Purchaser’s acquisition of the Sellers’ right, title and interest in certain oil and gas properties and related assets and contracts (the “Assets”).

Pursuant to the Purchase Agreement, the Assets will be acquired for $65,000,000 in cash consideration at closing, subject to customary purchase price adjustments, and three contingent earn-out payments of $2,000,000 each, based on exceeding the average daily spot price for West Texas Intermediate crude oil at certain price thresholds beginning July 1, 2026 and ending December 31, 2027. The Purchase Agreement contains representations, warranties and covenants that are customary of oil and gas purchase and sale agreements. The transaction is expected to be funded with cash on hand and is anticipated to close in the third quarter of 2026, subject to the satisfaction of customary closing conditions.

A copy of the Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to Exhibit 2.1.

Item 7.01 Regulation FD Disclosure.

On June 29, 2026, the Company issued a press release, attached hereto as Exhibit 99.1, announcing the entry into the Purchase Agreement (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information and exhibit set forth in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1	Purchase and Sale Agreement, dated June 26, 2026, by and among SandRidge Exploration and Production, LLC, Rockies Resources Holdings LLC and Rockies Resources Agent Corp.*
99.1	Press Release, dated June 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any such omitted exhibit or schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SandRidge Energy, Inc.

Dated: June 29, 2026	By:	/s/ Jonathan Frates
	Name:	Jonathan Frates
	Title:	Executive Vice President and Chief Financial Officer

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